Q2 2019 EARNINGS CALL PRESENTATION May 2, 2019 Todd Renehan Chief Executive Officer Kerry Shiba Executive Vice President and Chief Financial Officer Informationinthispresentationshouldbereadinconjunction with Wesco Aircraft’s earnings press release and tables for the fiscal 2019 second quarter.

Disclaimer This presentation contains forward‐looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft” or the “Company”). These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions madeby, and information currently available to, management. In some cases, you can identify forward‐looking statements by the use of forward‐looking terms such as “ability,” “accelerate,” “address,” “anticipate,” “assumption,” “begin,” “believe,” “continue,” “deliver,” “drive,” “enhance,” “establish,” “execute,” “expand,” “expect,” “forecast,” “future,” “grow,” “implement,” “improve,” “increase,” “initiative,” “lead,” “maintain,” “on track,” “opportunity,” “outlook,” “still,” “target,” “will” or similar words, phrases or expressions. These forward‐looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from these forward‐looking statements include, but are not limited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers, or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; risks associated with the Company’s long‐term, fixed‐price agreements that have no guarantee of future sales volumes; the Company’s ability to effectively manage its inventory; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost, while also meeting the Company’s customers’ quality standards; the Company’s ability to maintain effective information technology systems and effectively implement its new warehouse management system; the Company’s ability to successfully execute and realize the expected financial benefits from its “Wesco 2020” initiative; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; changes in trade policies; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill, excess and obsolete inventory and valuation allowance of the company’s deferred tax assets) and legal proceedings; changes in U.S. income tax law; the Company’s dependence on third‐party package delivery companies; fuel price risks; fluctuations in the Company’s financial results from period‐to‐period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10‐K, Quarterly Reports on Form 10‐Q, Current Reports on Form 8‐K and other documents filed from time to time with the Securities and Exchange Commission. All forward‐looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward‐looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic Earnings Per Share (EPS), Adjusted Diluted EPS, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA Margin and Free Cash Flow, which are non‐GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for reconciliations of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP. Wesco Aircraft Proprietary       Visit www.wescoair.com   2

Overview Q2 2019 Operating and Financial Results Q2 2019 Results Robust sales growth driven by solid performance in all product categories $426M Net Sales Wesco 2020 initiatives accelerated; addressing EMEA challenges 25.5% Gross Margin  Reported net income lower primarily due to temporary costs and EMEA $0.12 / $0.23 Diluted EPS /  Adjusted Diluted EPS* Key initiatives in EMEA expected to drive stronger performance 10.9% Adjusted EBITDA  Adjusted EBITDA higher, primarily due to continued improvement in Americas Margin* $26M Strengthening inventory management, resulting in significant cash generation  Net Cash Provided by  Operating Activities * See appendix for reconciliation and information regarding non‐GAAP measures Wesco Aircraft Proprietary       Visit www.wescoair.com   3

Business Update Double‐digit ad‐hoc sales growth – capturing more business with largest customers Long‐term contracts increased at solid pace – higher volumes and new business Robust pace of new and expanded business and long‐term contract renewals Temporary costs and investments partially offset by Wesco 2020 cost savings and expense control SG&A as percent of sales significantly lower, excluding temporary costs Greater efficiency in inventory management while still supporting customers Wesco Aircraft Proprietary       Visit www.wescoair.com   4

Segment Update Strong performance in Americas – top‐line growth achieved in all major products Operating income in Americas stable; higher gross profit offset by $5.4 million in temporary costs  Adjusted EBITDA and adjusted EBITDA margin in Americas gained momentum EMEA business underperformed – lower sales and operating income Implementing key initiatives to drive better performance in EMEA Confident in ability to improve EMEA operations based on success in Americas Wesco Aircraft Proprietary       Visit www.wescoair.com   5

Wesco 2020 Update Aggressive Pace of Execution; More Cost Savings Realized FOOTPRINT  Deeper into facility consolidations; inventory transfers accelerating OPTIMIZATION ALIGN FACILITY  Opening previously announced multi‐commodity distribution centers INVESTMENT ORGANIZATIONAL  Completed consolidation of sales offices in Americas and EMEA STRUCTURE REFINE GLOBAL CENTERS  Continued focus on sales performance initiatives; expanding supplier LTAs OF EXCELLENCE New warehouse management system initiative remains on track AUTOMATION INVEST Implementing new demand‐planning system, supporting SIOP improvements BUSINESS TOOLS Wesco Aircraft Proprietary       Visit www.wescoair.com   6

Net Sales Summary Net Sales Net sales increase of 9% year/year – solid performance across the  ($ in millions) board, particularly in chemicals and ad‐hoc hardware in Americas $426.5  Sales under long‐term contracts increase of 7% due to: $395.3  . Chemical products/services +9%; hardware +4% $390.2  . Chemicals primarily reflect pass‐through revenue . Participation in military and business jet demand Ad‐hoc sales 14% higher – particularly strong increase in Americas  benefiting from top customer relationships Net sales 8% higher sequentially, reflecting strong increase in ad‐ Q2 2018 Q1 2019 Q2 2019 hoc sales Wesco Aircraft Proprietary       Visit www.wescoair.com   7

Income Statement Summary (Dollars in Millions, Except Per Share Data) Q2 2018 Q1 2019 Q2 2019 Second Quarter Commentary Net sales $390.2 $395.3 $426.5 Gross profit increase year‐over‐year – higher sales volume, partially  Income from operations $33.2 $22.1 $29.8 offset by lower gross margin Significantly lower EMEA gross margin driven by the same issues in the  Operating margin 8.5% 5.6% 7.0% first quarter of fiscal 2019 Net income $15.0 $6.3 $12.0 Smaller decline in Americas gross margin – ad‐hoc margins and dilutive  effect of significant chemical pass‐through revenue growth Diluted earnings per share $0.15 $0.06 $0.12 Higher SG&A – increase in Wesco 2020 temporary costs and investment  in growth, partially offset by Wesco 2020 benefits Adjusted net income* $22.2 $16.6 $23.2 Sequential increase in operating and net income – higher sales volume  Adjusted diluted earnings per share* $0.22 $0.17 $0.23 and gross margin, partially offset by SG&A increase Adjusted EBITDA sequential increase of 24%  Adjusted EBITDA* $45.0 $37.4 $46.3 Sequential expansion in adjusted EBITDA margin of 140 bps Adjusted EBITDA margin* 11.5% 9.5% 10.9% * See appendix for reconciliation and information regarding non‐GAAP measures Wesco Aircraft Proprietary       Visit www.wescoair.com   8

Balance Sheet Summary March 31,  June 30,  Sept 30,  Dec 31,  March 31,  At Period End 2018 2018 2018 2018 2019 ($ in millions) Cash and cash equivalents  $35.9 $45.6 $46.2 $25.2 $32.7 Accounts receivable, net 287.1 302.1 283.8 296.8 316.7 Inventories 889.3 893.5 884.2 912.7 890.1 Accounts payable 194.1 192.9 180.5 184.9 180.7 Total debt 880.7 877.2 845.8 861.8 850.7 Stockholders’ equity  672.1 682.3 692.5 698.3 711.2 Wesco Aircraft Proprietary       Visit www.wescoair.com   9

Cash Flow Summary March 31,  June 30,  Sept 30,  Dec 31,  March 31,  Quarter Ended 2018 2018 2018 2018 2019 ($ in millions) Net income $15.0 $10.8 $7.3 $6.3 $12.0 Adjustments to reconcile net income to net cash (used  in) provided by operating activities 11.8 16.3 25.9 16.1 8.7 Changes in assets and liabilities (32.8) (10.3) 3.7 (54.8) 5.3 Net cash (used in) provided by operating activities (6.0) 16.8 36.9 (32.4) 26.0 Purchase of property and equipment (1.6) (1.1) (1.6) (2.3) (5.7) Free cash flow (7.6) 15.7 35.3 (34.7) 20.3 Wesco Aircraft Proprietary       Visit www.wescoair.com   10

Closing Remarks Robust top‐line growth; winning new business and renewing contracts at solid rate Americas business gaining momentum; addressing challenges in EMEA Wesco 2020 benefits expected to increase in second half of fiscal 2019 and into fiscal 2020 Expecting Wesco 2020 run‐rate benefits of at least $30M, with full realization during fiscal 2020 Fiscal 2019 sales outlook increased to mid‐to‐high single‐digit percentage growth Fiscal 2019 adjusted EBITDA growth target of high‐single‐digit percentage growth unchanged Expect significant increase in net cash provided by operating activities in fiscal 2019 Wesco Aircraft Proprietary       Visit www.wescoair.com   11

APPENDIX

Non‐GAAP Financial Information ‘‘Adjusted Net Income’’ represents Net Income before: (i) amortization of intangible assets, (ii) amortization or write‐off of deferred debt issuance costs, (iii) special items and (iv) the tax effect of items (i) through (iii) above calculated using an estimated effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. ‘‘Adjusted EBITDA’’ represents Net Income before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization and (iv) special items; “Adjusted EBITDA Margin” represents Adjusted EBITDA divided by Net Sales. “Free Cash Flow” represents net cash (used in) provided by operating activities less purchases of property and equipment. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow, which are non‐GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the following slides for reconciliations of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP. Wesco Aircraft Proprietary      Visit www.wescoair.com   13

Non‐GAAP Financial Information Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - Adjusted Net Income and Adjusted Earnings Per Share (UNAUDITED) (Dollars in thousands, except share data) Three Months Ended March 31, December 31, March 31, 2018 2018 2019 Adjusted Net Income Net income $ 15,000 $ 6,293 $ 12,010 Amortization of intangible assets 3,713 3,733 3,732 Amortization of deferred debt issuance costs 1,403 1,304 1,305 Special items (1) 4,591 8,485 9,730 Adjustments for tax effect (2,495) (3,264) (3,554) Adjusted net income$ 22,212 $ 16,551 $ 23,223 Adjusted Basic Earnings Per Share Weight-average number of basic shares outstanding 99,136,015 99,485,989 99,626,736 Adjusted net income per basic share$ 0.22 $ 0.17 $ 0.23 Adjusted Diluted Earnings Per Share Weight-average number of diluted shares outstanding 99,519,925 99,904,111 99,950,811 Adjusted net income per diluted share$ 0.22 $ 0.17 $ 0.23 (1) Special items in the second quarter of fiscal 2018 consisted of consulting fees associated with the company's improvement activities of $4.2 million, settlement of litigation and related fees of $0.1 million and other expenses of $0.3 million. Special items in the first quarter of fiscal 2019 consisted primarily of consulting fees of $4.4 million and other costs of $3.9 million associated with the company's Wesco 2020 initiative. Special items in the second quarter of fiscal 2019 consisted primarily of consulting fees of $3.3 million and other costs of $6.3 million associated with the company’s Wesco 2020 initiative. Wesco Aircraft Proprietary        Visit www.wescoair.com   14

Non‐GAAP Financial Information Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - EBITDA and Adjusted EBITDA (UNAUDITED) (Dollars In thousands) Three Months Ended March 31, December 31, March 31, 2018 2018 2019 Net Sales $ 390,183 $ 395,311 $ 426,474 EBITDA and Adjusted EBITDA Net income $ 15,000 $ 6,293 $ 12,010 Provision for income taxes 6,123 2,655 5,127 Interest expense, net 11,965 12,914 12,388 Depreciation and amortization 7,285 7,098 7,067 EBITDA 40,373 28,960 36,592 Special items (1) 4,591 8,485 9,730 Adjusted EBITDA$ 44,964 $ 37,445 $ 46,322 Adjusted EBITDA margin 11.5% 9.5% 10.9% (1) Special items in the second quarter of fiscal 2018 consisted of consulting fees associated with the company's improvement activities of $4.2 million, settlement of litigation and related fees of $0.1 million and other expenses of $0.3 million. Special items in the first quarter of fiscal 2019 consisted primarily of consulting fees of $4.4 million and other costs of $3.9 million associated with the company's Wesco 2020 initiative. Special items in the second quarter of fiscal 2019 consisted primarily of consulting fees of $3.3 million and other costs of $6.3 million associated with the company’s Wesco 2020 initiative. Wesco Aircraft Proprietary       15 Visit www.wescoair.com

THANK YOU FOR YOUR INTEREST IN WESCO AIRCRAFT For more information, please visit www.wescoair.com